Execution Version AMENDMENT TO REGISTRATION RIGHTS AGREEMENT This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of June 13, 2022, is made by and among Global Blue Group Holding AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law (the “Company”), SL Globetrotter, L.P., an exempted limited partnership formed under the laws of the Cayman Islands (“Globetrotter”) and Global Blue Holding LP, an exempted limited partnership formed under the laws of the Cayman Islands (“GB Holding”). Capitalized terms and section references used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below). RECITALS WHEREAS, the Company, Globetrotter, GB Holding, Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Enhanced L.P., Third Point Ventures LLC, Cloudbreak Aggregator LP and certain other parties entered into a registration rights agreement on August 28, 2020 (the “Registration Rights Agreement”); WHEREAS, on May 5, 2022, the Company entered into an investment agreement with CK Opportunities Fund I, LP (the “Base Investment Agreement”) as supplemented by the joinder agreement, dated May 23, 2022, by CK Opportunities Wolverine S.à r.l (the “Investor Holder”) (together with the Base Investment Agreement, the “Investment Agreement”) where by the Investor Holder agreed to subscribe for and purchase a number of new series B convertible preferred shares which are convertible into ordinary shares of the Company (the “Series B Preferred Shares”) and a number of ordinary shares of the Company (together with the ordinary shares underlying the Series B Preferred Shares, the “Investor Holder Securities”) in one or more private transactions subject to the terms and conditions set forth (the “Transaction”); WHEREAS, in connection with consummation of the Transaction and pursuant to the Investment Agreement, the Company will enter into a registration rights agreement with the Investor Holder (the “CK Registration Rights Agreement”) whereby the Company will grant the Investor Holder certain registration rights related to the Investor Holder Securities; WHEREAS, Globetrotter and GB Holding constitute Demand Shareholders holding a majority of the Registrable Securities held by all Demand Shareholders (the “Majority Demand Holders”); WHEREAS, Globetrotter and GB Holding constitute Holders Beneficially Owning a majority of the Registrable Securities Beneficially Owned by all Holders (the “Majority Holders”); WHEREAS, the Demand Majority Holders desire to waive the requirements under Section 1.8(b) in respect of the CK Registration Rights Agreement and to provide consent to permit the Company to grant the registration rights set forth in the CK Registration Rights Agreement and pursuant to Section 3.3, the Majority Holders and the Company desire to amend Sections 1.8(b)

and 3.14 of the Registration Rights Agreement to allow the Company to enter into the CK Registration Rights Agreement and grant the Investor Holder the registration rights as set forth therein; and WHEREAS, such amendment is permitted in accordance with Section 3.3 of the Registration Rights Agreement; NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Demand Majority Holders or Majority Holders, as applicable, hereto agree that the Registration Rights Agreement is hereby amended as follows: 1. Amendment. (a) Section 1.2(a) is hereby amended and restated in its entirety as follows: “(a) Subject to the terms and conditions hereof, whenever the Company proposes to register any Company Ordinary Shares under the Securities Act for its own account or for the account of other persons who are not Demand Shareholders (other than any registration, sale or offering made pursuant to the PIPE Registration, CK Registration or a registration by the Company (i) on Form F-4 or any successor form thereto, (ii) on Form S-8 or any successor form thereto, or (iii) pursuant to Section 1.1) (a “Piggyback Registration”), the Company shall give all Holders prompt written notice thereof (but not less than ten (10) days prior to the filing by the Company with the Commission of any registration statement with respect thereto). Such notice (a “Piggyback Notice”) shall specify the number of Company Shares proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter(s) (if any) and a good faith estimate by the Company of the proposed minimum offering price of such Company Ordinary Shares, in each case to the extent then known. Subject to Sections 1.1 (b) and 1.2(b), the Company shall include in each such Piggyback Registration all Registrable Securities held by Holders (a “Piggyback Seller”) with respect to which the Company has received written requests (which written requests shall specify the number of Registrable Securities requested to be disposed of by such Piggyback Seller) for inclusion therein within ten (10) days after such Piggyback Notice is received by such Piggyback Seller.” (b) Section 1.8(b) is hereby amended and restated in its entirety as follows: “(b) The Company shall not grant any demand, piggyback or shelf registration rights, the terms of which are senior to or conflict with the rights granted to the Holders of Registrable Securities hereunder to any other Person, or enter into any other agreements that conflict with the rights granted to the Holders of Registrable Securities under this Agreement (except to the extent contemplated under the definition of Blackout Period), without the prior written consent of Demand Shareholders holding a majority of the Registrable Securities then held by all Demand Shareholders. The foregoing shall not apply to the PIPE Registration or the CK Registration.”

(c) Section 2.1 is hereby amended to include, between the definitions of “Business Day” and “Closing Date”, the following paragraph as follows: “CK Registration” means the registration rights granted to CK Opportunities Wolverine S.à r.l pursuant to the Registration Rights Agreement, between the Company and the CK Opportunities Wolverine S.à r.l, dated as of June 13, 2022).” (d) Section 3.14 is hereby amended and restated in its entirety as follows: “3.14. Other Registration Rights. The Company shall not grant any registration rights with respect to any securities of the Company, other than the rights agreed to hereunder, without the prior written consent of the Sponsors. The foregoing shall not apply to the PIPE Registration or the CK Registration.” 2. Consent and Waiver. The Demand Majority Holders hereby waive the requirements of Section 1.8(b) in respect of the CK Registration Rights Agreement and consent to the grant of registration rights set forth therein. 3. Full Force and Effect. Except as otherwise amended by this Amendment, the Registration Rights Agreement remains in full force and effect. 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of Delaware to be applied. 5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and provisions of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. [Signature Pages Follow]

[Signature Page to the Registration Rights Agreement Amendment] SL GLOBETROTTER, L.P. acting by its general partner SL GLOBETROTTER GP, LTD By: /s/ Joseph Osnoss Name: Joseph Osnoss Title: Director

[Signature Page to the Registration Rights Agreement Amendment] GLOBAL BLUE HOLDING LP acting by its general partner SL GLOBETROTTER GP, LTD By: /s/ Joseph Osnoss Name: Joseph Osnoss Title: Director

[Signature Page to the Registration Rights Agreement Amendment] GLOBAL BLUE GROUP HOLDING AG By: /s/ Jacques Stern Name: Jacques Stern Title: CEO